UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2023

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange
0.500% Senior Notes due 2029	K 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
a) On April 28, 2023, Kellogg Company (the "Company") held its Annual Meeting of Shareowners.
b) Stephanie Burns, Steve Cahillane and La June Montgomery Tabron were re-elected for a three-year term.
Six matters were voted on at the 2023 Annual Meeting: the re-election of the three directors described in (b) above; an advisory resolution to approve executive compensation; an advisory vote on the frequency of holding an advisory vote on executive compensation; the ratification of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for fiscal year 2023; a shareowner proposal requesting a civil rights, non-discrimination and return to merits audit; and a shareowner proposal requesting additional reporting on pay equity disclosure.
The final results of voting on each of the matters submitted to a vote of Shareowners are as follows:

1. Election of Directors	For	Against	Abstentions	Broker Non-Votes
1a. Stephanie Burns	258,917,342	14,696,254	781,781	31,889,763
1b. Steve Cahillane	257,086,747	14,505,009	2,803,621	31,889,763
1c. La June Montgomery Tabron	270,909,591	2,442,645	1,043,141	31,889,763

	For	Against	Abstentions	Broker Non-Votes
2. Advisory resolution to approve executive compensation was approved	262,794,051	10,388,402	1,212,924	31,889,763

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3. Advisory vote on the frequency of holding an advisory vote on executive compensation	268,245,455	468,290	4,851,459	830,173	31,889,763

	For	Against	Abstentions
4. Ratification of PwC as the Company's independent registered public accounting firm was approved	289,638,793	15,597,151	1,049,196

	For	Against	Abstentions	Broker Non-Votes
5. Shareowner proposal requesting a civil rights, non discrimination and return on merits audit was not approved	5,534,532	266,016,848	2,843,997	31,889,763

	For	Against	Abstentions	Broker Non-Votes
6. Shareowner proposal requesting additional reporting on pay equity disclosure was not approved	65,365,100	207,437,713	1,592,564	31,889,763

d) Consistent with a majority of the votes cast with respect to proposal 3, above, and with the recommendation of the Company's Board of Directors, Kellogg will hold a shareowner advisory vote on the compensation of Kellogg's named executive officers annually until the next required vote on the frequency of shareowner votes on the compensation of Kellogg's named executive officers as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
Exhibit 104 Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: May 2, 2023	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman